                                                               Exhibit (a)(1)(B)


                                 PURCHASE NOTICE
                                  TO SURRENDER
                       WESTERN DIGITAL TECHNOLOGIES, INC.
                             ZERO COUPON CONVERTIBLE
                        SUBORDINATED DEBENTURES DUE 2018

                     CUSIP NUMBERS: 958102AF2 AND 958102AH8

                         PURSUANT TO THE COMPANY NOTICE
                             DATED JANUARY 17, 2003

         This Purchase Notice relates to the purchase of Zero Coupon Convertible Subordinated Debentures due 2018 (the "Debentures") of Western Digital Technologies, Inc., a Delaware corporation (the "Company"), at the option of the holder thereof, pursuant to the terms and conditions specified in paragraph 6 of the Debentures and as set forth in the Indenture, dated February 18, 1998, as amended (the "Indenture"), between the Company and U.S. Bank, N.A., as successor to State Street Bank and Trust Company of California, N.A. (the "Paying Agent").

         YOUR RIGHT TO SURRENDER YOUR DEBENTURES TO THE COMPANY FOR PURCHASE WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, FEBRUARY 18, 2003 (THE "PURCHASE DATE"). HOLDERS OF DEBENTURES (THE "HOLDERS") MUST VALIDLY SURRENDER DEBENTURES, AND NOT HAVE WITHDRAWN SUCH DEBENTURES, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 18, 2003, IN ORDER TO RECEIVE $459.64 PER $1,000 PRINCIPAL AMOUNT AT MATURITY OF DEBENTURES ("$1,000 PRINCIPAL AMOUNT"). DEBENTURES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, FEBRUARY 18, 2003.

         The addresses for the Paying Agent are as follows:

In Person:                          By Registered or Certified Mail or Overnight
---------                           --------------------------------------------
                                       Courier:
                                       -------
Paula Oswald
U.S. Bank, N.A.                     U.S. Bank, N.A.
633 West Fifth Street, 12th Floor   2 Avenue de Lafayette
Los Angeles, California  90071      Corporate Trust Window, 5th Floor
(213) 362-7338 (phone)              Boston, MA  02111-1724
(213) 362-7357 (fax)

                                            or
                                    U.S. Bank, N.A.
                                    61 Broadway, 15th Floor
                                    New York, NY 10006
                                    Attention: Corporate Trust Administration -
                                         Western Digital Technologies, Inc.
                                         Zero Coupon Convertible Subordinated
                                         Debentures due 2018

         THE INSTRUCTIONS ACCOMPANYING THIS PURCHASE NOTICE SHOULD BE READ CAREFULLY BEFORE THIS PURCHASE NOTICE IS COMPLETED.

         This Purchase Notice can be used only if:

                  - certificates representing Debentures are to be physically delivered with it to the Paying Agent, or

                  - a surrender of Debentures is being made concurrently by book-entry transfer to the Paying Agent's account at Depository Trust Company ("DTC") through DTC's Participant Terminal System for handling put bonds, subject to the terms and procedures of that system. Holders that surrender through DTC need not submit a physical Purchase Notice to the Paying Agent if such Holders comply with the transmittal procedures of DTC.

         Any beneficial owner whose Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to surrender such Debentures should contact such registered holder of the Debentures promptly and instruct such registered holder to surrender on behalf of the beneficial owner.

         DELIVERY OF THIS PURCHASE NOTICE AND ALL OTHER REQUIRED DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY TO THE PAYING AGENT. DELIVERY OF DOCUMENTS TO DTC, THE COMPANY OR WESTERN DIGITAL CORPORATION DOES NOT CONSTITUTE DELIVERY TO THE PAYING AGENT. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES REPRESENTING DEBENTURES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. YOU MUST SIGN THIS PURCHASE NOTICE IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTIONS 1, 2 AND 12.

            DESCRIPTION OF DEBENTURES BEING SURRENDERED FOR PURCHASE

     Name(s) and Address(es) of Registered
 Holder(s) (Please fill in exactly as name(s)                 Debentures Being Surrendered for Purchase
          appear(s) on Debentures)(1)                       (Attach additional signed list, if necessary)
-------------------------------------------------------------------------------------------------------------------
                                                       Debenture           Principal Amount       Principal Amount
                                                      Certificate           Represented by         Surrendered for
                                                     Number(s)(2)           Debentures(2)            Purchase(3)
                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------
                                                     Total Amount
                                                    Surrendered for
                                                       Purchase
-------------------------------------------------------------------------------------------------------------------

(1) Must correspond exactly to the name(s) that appear(s) on the certificate(s) for the Debentures and the Paying Agent's record of registered holders or, if surrendered by a DTC participant, exactly as such participant's name(s) and address(es) appear(s) on the security position listing of DTC.

(2) Need not be completed if Debentures are being surrendered for purchase by book-entry transfer.

(3) If you desire to surrender for purchase less than the entire principal amount evidenced by the Debentures listed above, please indicate in this column the portion of the principal amount of such Debentures that you wish to surrender, otherwise, the entire principal amount evidenced by such Debentures will be deemed to have been surrendered for purchase.


                               METHOD OF DELIVERY

[ ]      CHECK HERE IF DEBENTURES ARE BEING PHYSICALLY DELIVERED HEREWITH.

[ ] CHECK HERE IF DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE PAYING AGENT WITH DTC, AND COMPLETE THE
         FOLLOWING:

Name of Surrendering Institution:
                                 -----------------------------------------------

DTC Account Number:
                   -------------------------------------------------------------

Contact Person:
               -----------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Telephone (with international dialing code):
                                            ------------------------------------

Facsimile (with international dialing code):
                                            ------------------------------------

Date Surrendered:
                 ---------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------


                        NOTE: SIGNATURES MUST BE PROVIDED
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         By execution of this Purchase Notice, each signatory hereof (the "undersigned") represents that the undersigned has received the Company Notice, dated January 17, 2003 (the "Company Notice"), of Western Digital Technologies, Inc., a Delaware corporation (the "Company"), which provides the notice to the holders (the "Holders") required pursuant to the Indenture dated February 18, 1998, as amended (the "Indenture"), between the Company and U.S. Bank, N.A., as successor to State Street Bank and Trust Company of California, N.A., a national banking association organized and existing under the laws of the United States of America (the "Paying Agent"), relating to the Company's Zero Coupon Convertible Subordinated Debentures due 2018 (the "Debentures"), and the Holder's right to surrender the Debentures for purchase by the Company in principal amounts equal to $1,000 at maturity of the Debentures or integral multiples thereof for $459.64 per $1,000 principal amount thereof (the "Purchase Price"), upon the terms and subject to the conditions specified in paragraph 6 of the Debentures and as set forth in the Company Notice. Upon the terms and subject to the conditions set forth herein and the Indenture, and effective upon the acceptance for payment thereof, the undersigned hereby irrevocably sells, assigns and transfers all right and title to the Company in and to the Debentures surrendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Paying Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Paying Agent also acts as the agent of the Company) with respect to such Debentures, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) present such Debentures and all evidences of transfer and authenticity to, or transfer ownership of, such Debentures on the account books maintained by Depository Trust Company ("DTC") to, or upon the order of, the Company, (2) present such Debentures for transfer and cancellation on the books of the relevant security registrar, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures, all in accordance with the terms of and conditions to the Company Notice and the Indenture.

         The undersigned hereby represents and warrants that:

                  (a) the undersigned owns the Debentures surrendered hereby as contemplated by Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly surrender for purchase the Debentures surrendered hereby;

                  (b) when and to the extent the Company accepts such Debentures for payment, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their surrender or transfer, and not subject to any adverse claim;

                  (c) on request, the undersigned will execute and deliver any additional documents that the Paying Agent or the Company deems necessary or desirable to complete the surrender for purchase of the Debentures surrendered hereby and accepted for payment; and

                  (d) the undersigned has read and agrees to all of the terms of the Company Notice and this Purchase Notice.

         The undersigned understands that surrender of the Debentures is not made in acceptable form until receipt by the Paying Agent of this Purchase Notice, duly completed and signed, together with all accompanying evidence of authority in form satisfactory to the Company in its sole discretion (which may delegate power in whole or in part to the Paying Agent), or, in the case of a book-entry transfer, of an agent's message. All questions as to form of documents, eligibility, validity (including time of receipt) and acceptance for payment of any surrender of Debentures for purchase hereunder will be determined by the Company in its sole discretion (which may delegate power in whole or in part to the Paying Agent) and such determination shall be final and binding on all parties.

         The undersigned understands that all Debentures properly surrendered for purchase and not withdrawn prior to 5:00 p.m., New York City time, on Tuesday, February 18, 2003 (the "Purchase Date") will be purchased at the Purchase Price, in cash, upon the terms and conditions specified in paragraph 6 of the Debentures and as set forth in the Company Notice. The undersigned understands that acceptance of the Debentures by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Indenture and this Purchase Notice.

         The check for the aggregate Purchase Price for such of the Debentures surrendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" herein. In the event that the boxes entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" are completed, the check will be issued in the name of and the payment of the aggregate Purchase Price mailed to the address so indicated.

         All authority conferred or agreed to be conferred in this Purchase Notice shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Purchase Notice shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                       NOTE: SIGNATURES MUST BE PROVIDED.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                                SPECIAL ISSUANCE
                                  INSTRUCTIONS

                        (SEE INSTRUCTIONS 2, 4, 5 AND 6)

To be completed ONLY if Debentures not surrendered or not purchased and/or any check for the aggregate Purchase Price of Debentures purchased are to be issued in the name of and sent to someone other than the undersigned, or if Debentures surrendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

Issue Check and/or Debentures to:


Name:
     ---------------------------------------------------------------------------
                                 (Please Print)
Address:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                       (Taxpayer Identification Number or
                             Social Security Number)

Credit unpurchased Debentures by book-entry to DTC account number:


--------------------------------------------------------------------------------
                              (DTC Account Number)


--------------------------------------------------------------------------------
                                 (Account Party)



                                SPECIAL DELIVERY
                                  INSTRUCTIONS

                        (SEE INSTRUCTIONS 2, 4, 5 AND 6)

To be completed ONLY if Debentures not surrendered or not purchased and/or any check for the aggregate Purchase Price of Debentures purchased, issued in the name of the undersigned, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that indicated above.

Mail Check and/or Debentures to:

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)


Address:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)

                                   SIGN HERE

                           (SEE INSTRUCTIONS 1 AND 5)

                      (PLEASE COMPLETE SUBSTITUTE FORM W-9)

Must be signed by registered Holder(s) exactly as name(s) appear(s) on the Debentures or on a security position listing or by person(s) authorized to become registered Holder(s) of the Debentures by documents transmitted with this Purchase Notice. If the signature is by an attorney-in-fact, executor, administrator, trustee, guardian, partner, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth the signer's full title.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Holder(s)

Date:                                                , 2003
     ------------------------------------------------

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity:
         -----------------------------------------------------------------------

Area Code(s) and Telephone Number(s):
                                     -------------------------------------------

Tax Id./S.S. No.:
                 ---------------------------------------------------------------
                (Taxpayer Identification Number(s) or Social Security Number(s))

Address:
        ------------------------------------------------------------------------
                                       (Include Zip Code)



                            GUARANTEE OF SIGNATURE(S)

                           (SEE INSTRUCTIONS 2 AND 5)

Authorized Signature:
                     ---------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Name of Eligible Institution:
                             ---------------------------------------------------

Address:
        ------------------------------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------

Date:                                                      ,2003
     -----------------------------------------------------

                                  INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THIS PURCHASE NOTICE

         1. Delivery of Purchase Notice and Debentures. This Purchase Notice can be used only if Debentures are to be delivered with it to the Paying Agent or a surrender of Debentures is being made concurrently by book-entry transfer to the Paying Agent's account at DTC. Holders that surrender through DTC need not submit a physical Purchase Notice to the Paying Agent if such Holders comply with the transmittal procedures of DTC. Debentures or confirmation of the delivery of Debentures by book-entry transfer to the Paying Agent through DTC, together with a properly completed and duly executed Purchase Notice or agent's message and any other required documents, should be delivered to the Paying Agent at the appropriate address set forth on the first page of this Purchase Notice and must be received by the Paying Agent prior to 5:00 p.m., New York City time, on Tuesday, February 18, 2003. The term "agent's message" means a message transmitted to DTC and received by the Paying Agent and forming a part of a book-entry transfer, that states that DTC has received an express acknowledgement that the undersigned agrees to be bound by this Purchase Notice and that the Company may enforce this Purchase Notice against the undersigned. Delivery of documents to DTC, the Company or Western Digital Corporation does not constitute delivery to the Paying Agent.

         The method of delivery of all documents, including Debentures, this Purchase Notice and any other required documents, is at the election and risk of the surrendering Holder(s). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

         The Company will not accept any alternative, conditional or contingent surrenders. Each surrendering Holder, by execution of this Purchase Notice, waives any right to receive any notice of the acceptance of his or her surrender.

         2. Guarantee of Signatures. No signature guarantee is required if either:

         (a) this Purchase Notice is signed by the registered Holder(s) of the Debentures (which term, for purposes of this Purchase Notice, includes any participant in DTC whose name appears on a security position listing as the Holder of such Debentures) surrendered with the Purchase Notice, unless such Holder has completed the box entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" above; or

         (b) the Debentures surrendered with this Purchase Notice are surrendered for the account of an eligible guarantor institution, as defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution").

         In all other cases an Eligible Institution must guarantee the signatures on this Purchase Notice. See Instruction 5.

         3. Inadequate Space. If the space provided in the box captioned "Description of Debentures Being Surrendered for Purchase" is inadequate, the Debenture certificate numbers, the principal amount represented by the Debentures and the principal amount surrendered should be listed on a separate signed schedule and attached to this Purchase Notice.

         4. Partial Surrenders and Unpurchased Debentures. (Not applicable to Holders who surrender by book-entry transfer.) If less than all of the principal amount evidenced by the Debentures is to be surrendered for purchase, fill in the portion of the principal amount of such Debentures which is to be surrendered in the column entitled "Principal Amount Surrendered for Purchase" in the box entitled "Description of Debentures Being Surrendered for Purchase." In such case, a new certificate for the remainder of the Debentures evidenced by the old certificate will be issued and sent to the registered Holder(s), unless otherwise specified in the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Purchase Notice, as promptly as practicable following the Purchase Date; provided, however, that each Debenture purchased and each new Debenture issued shall be in a principal amount at maturity of $1,000 or integral multiples thereof. The full principal amount of Debentures listed and delivered to the Paying Agent is deemed to have been surrendered unless otherwise indicated.

         5.       Signatures on Purchase Notice.

         (a) If this Purchase Notice is signed by the registered Holder(s) of the Debentures surrendered for purchase hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Debentures without any change whatsoever.

         (b) If the Debentures are registered in the names of two or more joint Holders, each such Holder must sign this Purchase Notice.

         (c) If any surrendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Purchase Notices as there are different registrations of Debentures.

         (d) (Not applicable to Holders who surrender by book-entry transfer.) When this Purchase Notice is signed by the registered Holder(s) of the Debentures and transmitted hereby no endorsements of Debentures is required. If this Purchase Notice is signed by a person other than the registered Holder(s) of the Debentures listed, the assignment form on the Debentures must be completed and signed by the registered Holder, exactly as the name(s) of the registered Holder(s) appear on the Debentures and signature(s) on such Debentures must be guaranteed by an Eligible Institution. See Instruction 2.

         (e) If this Purchase Notice is signed by attorneys-in-fact, executors, administrators, trustees, guardians, partners, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

         6. Special Payment and Special Delivery Instructions. The Holder(s) signing this Purchase Notice should indicate in the applicable box or boxes the name and address to which Debentures for principal amounts not surrendered or checks for payment of the aggregate Purchase Price are to be issued or sent, if different from the name and address of such Holder(s). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Debentures not surrendered will be returned to the Holder(s). Any Holder(s) surrendering by book-entry transfer may request that Debentures not surrendered be credited to such account at DTC as such Holder(s) may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Debentures not surrendered will be returned by crediting the account at DTC designated above.

         7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, eligibility, validity (including time of receipt) and acceptance for payment of any surrender of Debentures and its determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all surrenders it determines not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the surrender of any particular Debentures. No surrender of Debentures will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with surrenders must be cured within such time as the Company shall determine. The Company's interpretation of the terms of this Purchase Notice (including these instructions) will be final and binding on all parties. None of Western Digital Corporation, the Company, the Paying Agent, or any other person is or will be obligated to give notice of any defects or irregularities in surrenders of Debentures and none of them will incur any liability for failure to give such notice.

         8. Mutilated, Lost, Stolen or Destroyed Certificates for Debentures. Any Holder(s) whose certificates for Debentures have been mutilated, lost, stolen or destroyed should write to or telephone the Paying Agent at the address or telephone number set forth below:

                                 U.S. Bank, N.A.
                        633 West Fifth Street, 12th Floor
                          Los Angeles, California 90071
                               Attn: Paula Oswald
                            Telephone: (213) 362-7338

         The Holder will then be instructed by the Paying Agent as to the steps that must be taken in order to replace the certificates. This Purchase Notice and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

         9. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to Steven M. Slavin, the Company's Vice President, Taxes and Treasurer, at (949) 672-7826, and additional copies of the Company Notice and this Purchase Notice may also be obtained from the Paying Agent at its addresses set forth above or the Company's Investor Relations at (800) 695-6399.

         10. Withdrawal Rights. You may withdraw previously surrendered Debentures at any time until 5:00 p.m., New York City time, on February 18, 2003. You may also withdraw surrendered Debentures at any time after the expiration of 40 business days from the date of the Company Notice if your Debentures have not yet been accepted for payment. See Section 4 of the Company Notice for a more detailed description of withdrawal rights.

         11. Transfer Taxes. Except as set forth in this Instruction 11, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and purchase of Debentures to it, or to its order, pursuant to the Company Notice. If payment of the Purchase Price is to be made to, or if Debentures not surrendered or purchased are to be registered in the name of, any persons other than the registered Holders, or if surrendered Debentures are registered in the name of any persons other than the persons signing this Purchase Notice, the amount of any transfer taxes (whether imposed on the registered Holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

         12. Taxpayer Identification Number. Each Holder surrendering Debentures is required to provide the Paying Agent with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided below, or, alternatively, to establish another basis for exemption from backup withholding. Additionally, a Holder must cross out item (2) in the Certification box on Substitute Form W-9 if the Holder is subject to backup withholding. Failure to provide the information on the form may subject the Holder to a $50 penalty imposed by the Internal Revenue Service and 30% federal income tax backup withholding on the payments made to the Holder or to the payee with respect to Debentures purchased pursuant to the Company Notice. The box in Part 3 of the form should be checked if the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN within 60 days, thereafter the Paying Agent will withhold 30% on all payments of the Purchase Price until a TIN is provided to the Paying Agent. If this applies, the Holder must complete the "Certificate of Awaiting Taxpayer Identification Number" below.

         Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Paying Agent a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Paying Agent is required to withhold 30% of any Purchase Price payments made to the Holder or to the payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Paying Agent cannot refund amounts withheld by reason of backup withholding.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on Purchase Price payments made with respect to the Debentures surrendered pursuant to the Company Notice, the Holder is required to provide the Paying Agent with:

         - the Holder's correct TIN (or, if applicable, the TIN of the payee) by completing the "Substitute Form W-9" below, certifying that the TIN provided on Substitute Form

                  W-9 is correct (or that such Holder is awaiting a TIN), that the Holder is a U.S. person (including a U.S. resident alien), and that:

                           o        such Holder is exempt from backup
                                    withholding,

                           o the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends, or

                           o the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; and

         -        if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE PAYING AGENT

      The Holder is required to give the Paying Agent his or her TIN (e.g., Social Security Number or Employer Identification Number). If the Debentures are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

PAYER'S NAME: U.S. Bank, N.A. (formerly, State Street Bank and Trust Company of California, N.A.)


SUBSTITUTE

FORM W-9



DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE


PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)


PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX TO THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.


                            ------------------------
                                 Social Security
                                       or

                            ------------------------
                         Employer Identification Number


PART 2 - Certification - Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Certificate instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature
          ----------------------------------------------------------------------

Name
     ---------------------------------------------------------------------------
                                 (Please Print)

Date
     ---------------------------------------------------------------------------


                                     PART 3

                                Awaiting TIN [ ]


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY GROSS PAYMENTS MADE TO YOU PURSUANT TO THE OPTION. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


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
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature                                        Date                 , 2003
          -----------------------------------        -----------------

Name (please print)
                    --------------------------------------------------------


IMPORTANT: YOUR RIGHT TO SURRENDER YOUR DEBENTURES TO THE COMPANY FOR PURCHASE WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, FEBRUARY 18, 2003.

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